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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) November 4, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Certificates, Series 2004-SP3)


                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                     333-117232               41-1955181
            --------                     ----------               ----------
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
         Incorporation)                                      Identification No.)

     8400 Normandale Lake Blvd.                                       55437
                                                                      -----
             Suite 250                                              (Zip Code)
       Minneapolis, Minnesota
  (Address of Principal Executive
              Offices)


     Registrant's telephone number, including area code, is (952) 857-7000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

        On November 10, 2004, the Registrant will cause the issuance and sale of Mortgage Loan Asset-Backed Certificates, Series 2004-SP3, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II, Class M-I-1, Class M-I-2, Class M-I-3, Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4, Class SB-I, Class SB-II, Class R-I, Class R-II, Class R-III and Class R-IV Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement, to be dated as of October 1, 2004, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, as Trustee.

        In connection with the sale of the Series 2004-SP3, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II Certificates (the "Underwritten Certificates"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC and Residential Funding Securities Corporation (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-117232, which Computational Materials are being filed manually as exhibits to this report on Form SE dated November 3, 2004.

        The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

        The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

        In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.



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Item 9.01  Financial Statements. Pro Forma Financial Information and Exhibits

(a) Financial Statements.

        Not applicable.

(b) Pro Forma Financial Information.

        Not applicable.

(c)     Exhibits



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                        ITEM 601(A) OF
                        REGULATION S-K
  EXHIBIT NO.           EXHIBIT NO.                     DESCRIPTION

      1                      99                      Computational Materials



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                   By:    /s/ Benita Bjorgo
                                      ---------------------------------
                                   Name:  Benita Bjorgo
                                   Title: Vice President



Dated: November 4, 2004



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                                  EXHIBIT INDEX



               Item 601(a) of           Sequentially
Exhibit        Regulation S-K           Numbered
Number.        Exhibit No.              Description                 Page

1                     99            Computational Materials      Filed Manually

                                     EXHIBIT

                             (Intentionally Omitted)